Proposed Acquisition	6 Months Ended
Jun. 30, 2014
Proposed Acquisition
Note 16. Proposed Acquisition

On May 29, 2014, the Company entered into a definitive agreement and plan of reorganization pursuant to which the Company will acquire Virginia Company Bank (“VCB”), pursuant to a merger of VCB with and into EVB, with EVB surviving, in a cash and stock transaction. VCB is a Virginia state chartered bank with total assets of approximately $133 million at June 30, 2014 with locations in Newport News, Williamsburg and Hampton, Virginia. The agreement and plan of reorganization has been unanimously approved by the boards of directors of both companies. The transaction is expected to close in the fourth quarter of 2014, pending regulatory approvals, the approval of VCB’s common shareholders and satisfaction of other customary closing conditions.